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                                                                   EXHIBIT 23(a)







                          INDEPENDENT AUDITOR'S CONSENT



The Board of Directors
The Toro Company


We consent to the use of our reports dated December 13, 1999 incorporated by reference in this Form S-8.





                                                        KPMG LLP

Minneapolis, Minnesota
October 4, 2000